UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2016
ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 3, 2016, Accuride Corporation ("Accuride") issued a press release announcing its financial results for the three months ended March 31, 2016 and that it will hold a conference call to discuss such results. The press release and the text of the slide presentation to be used by Accuride in connection with the conference call, including information concerning forward-looking statements and factors that may affect future results, are furnished as Exhibits 99.1 and 99.2, respectively. The press release and slide presentation include certain non-GAAP financial measures.  For a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures, please refer to Exhibits 99.1 and 99.2.

The information contained in this report and in Exhibits 99.1 and 99.2 are being furnished and not filed for purposes of the Securities Exchange Act of 1934 and are not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained herein is summary information that is intended to be considered in the context of Accuride's SEC filings and other public announcements that Accuride may make, from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Item 7.01.	Regulation FD Disclosure

See Item 2.02 above.

Item 9.01.	Financial Statements and Exhibits
(d)            Exhibits
99.1	Press Release, dated May 3, 2016, entitled "Accuride Reports First Quarter 2016 Results".
99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation's conference call to discuss financial results for the three months ended March 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
/s/ STEPHEN A. MARTIN	Dated: May 3, 2016
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 3, 2016 entitled "Accuride Reports First Quarter 2016 Results".
99.2	Text of Slide Presentation of Accuride Corporation used in connection with Accuride Corporation's conference call to discuss financial results for the three months ended March 31, 2016.